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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois        60603
 (Address of principal executive offices)                (Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS
The Annual Report to Stockholders follows.

        DNP Select
Income Fund Inc.

Annual Report

December 31, 2006

          Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cents per share monthly distribution since July 1997. At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cents per share per month distribution rate and adopted a Managed Distribution Plan. The Plan provides for the continuation of the 6.5 cents per share monthly distribution. The Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders to maintain the steady distribution rate that has been approved by the Fund’s Board of Directors. To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

          The Fund estimates that it has distributed more than its income and capital gains in the fiscal year to date; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

          The foregoing characterization of the Fund’s distributions is based on U.S. generally accepted accounting principles and may differ from the treatment of those distributions for tax purposes. The determination of the character of all Fund distributions for tax purposes (specifying which portion is ordinary income, qualifying dividend income, short-or long-term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV. You should have received your 2006 Form 1099-DIV in early February.

          The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

          Please refer to page 31 of this report for a description of the Managed Distribution Plan in a Question and Answer format.

Dear Fellow Shareholders:

          Performance Review: Consistent with its primary objective of current income, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during 2006. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, or a 7.21% common stock dividend yield based on the December 29, 2006, closing price of $10.82 per share. That yield compares favorably with the year-end yields of 3.13% on the Dow Jones Utility Index and 3.08% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

          Your Fund had a total return (income plus change in market price) of 12.5% for the year ended December 31, 2006, modestly better than the 12.1% return of the Composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index–a stock only index–had a total return of 21.0%.

          On a longer-term basis, as of December 31, 2006, your Fund had a five-year cumulative total return of 44.0%, again modestly above the 43.1% return of the Composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 55.5%. It is important to note that the Composite includes no management fees. The following table compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*

	DNP Select Income
	Fund Inc.		Composite	S&P 500	Lehman Brothers
For the period indicated
through December 31, 2006	Market	NAV	Index	Utilities Index	Utility Bond Index

One year	12.5%	28.1%	12.1%	21.0%	15.8%
Five years	44.0%	75.4%	43.1%	55.5%	3.9%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

          Economic Review and Outlook: The United States economy, as measured by real Gross Domestic Product (GDP), completed its fifth year of expansion in calendar 2006. Although growth slowed markedly during the second and third quarters, the economy accelerated during the fourth quarter, sustained by lower energy prices and a snap-back in personal consumption expenditures. For the full year, GDP advanced 3.4%, compared with a 3.5% increase in 2005 and 4.2% in 2004. Although growth has eased somewhat from prior years, the current pace, if sustained, is consistent with the economy’s overall “potential rate of growth,” a measure that considers the underlying productive factors that generate business expansion.

          The Federal Reserve (Fed) has been instrumental in cooling the economy. Between mid-year 2004 and mid-year 2006, the Fed increased the federal funds rate 17 times in 25 basis point (0.25%) increments. Although the Fed paused raising rates last August, policy deliberations and public statements by Fed officials since that time have made it clear that they perceive inflation to be a greater risk than a deeper economic slowdown. Indeed, the Fed’s expectation for the economy has been correct–slower economic growth with signs of moderating core (excluding food and energy) inflation. Thus far, however, this measure of inflation continues to come in above the Fed’s tolerance range. Until core inflation declines meaningfully and/or unemployment moves higher, the Fed is unlikely to reduce short-term interest rates below current levels.

          As statistics released over the last several months have indicated, higher interest rates have been felt most keenly in the housing industry. During the second half of 2006, new and existing home sales fell sharply, and home construction fell at close to a 20% rate. The dramatic slowdown in housing is estimated to have reduced the growth in 2006 GDP by more than a full percentage point. There still exists an overhang of new home inventory, which will likely be a continued drag on the housing sector this year. Indeed, we feel the greatest risk to the economy for 2007 could be that weakness in the housing sector spills over into other areas of the economy, something that has happened historically only when personal income was declining.

          Fortunately, recently reported statistics suggest the 2006 rise in stock prices to some extent mitigated the wealth effect of flattening real estate values. For example, retail sales showed surprising strength during the December holiday shopping period, increasing by a seasonally adjusted 0.9%. For all of 2006, retail sales rose by 5.4%. This was down from the 6.9% increase in 2005, but a solid showing nonetheless, given the weakness in the housing market. In reality, real disposable personal income has been rising, and the American consumer is doing well, buoyed by high employment, low inflation-adjusted and tax-adjusted interest rates, and an all-time high in household net worth. When consumers are doing well, they generally spend. We anticipate that real personal consumption expenditures will continue to grow at a moderate pace and be an important element supporting continued economic growth during 2007.

          Other bright spots in the economic outlook include exports and capital goods production. During 2006, the backlog of unfilled capital goods orders grew by over 19%–pointing to a continued flow of capital goods spending in coming quarters–and the export sector expanded at a 9.1% inflation-adjusted rate. Exports may well continue to grow strongly for the foreseeable future: The global economy is very healthy, and our largest and fastest-growing trading partners should continue to demand American-made goods, which are now cheaper because of the 8%-plus decline in the trade-weighted dollar in 2006.

          The healthy state of the economy has also been reflected in aggregate corporate profits, which have risen sharply throughout the current economic expansion and likely will continue to grow in 2007 even with moderating growth. The impact of an economic slowdown is not felt evenly across all industries, of course, with manufacturing and housing typically being more cyclically sensitive than the service sectors.

          At the February meeting of the Fund’s Board of Directors each year, the Fund’s analysts make a presentation to the Board regarding utility and REIT industry trends and outlooks. A review of specific issues affecting those industries based on those presentations will appear in our next quarterly letter to you. The graph below is a presentation of your Fund’s investments summarized by sector as of December 31, 2006.

DNP SELECT INCOME FUND INC.
SECTOR ALLOCATION*
December 31, 2006

*	Sector allocation is based on total investments rather than total net assets applicable to common shares and includes securities purchased with the cash collateral for securities loaned.

          Board of Directors Meetings: At the regular December 2006 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	December 29	January 10
6.5	January 31	February 12
6.5	February 28	March 12

          At the regular February 2007 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	March 30	April 10
6.5	April 30	May 10
6.5	May 31	June 11

          At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cents per share per month distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan. The Plan is described in a Question and Answer format on page 31 of this report.

          Interest rates remain historically low despite recent Federal Reserve actions, and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. In the absence of tax loss carryforwards, distributions from long-term realized gains would be treated as taxable capital gains rather than ordinary income.

          The Investment Company Act of 1940 and related rules of the Securities and Exchange Commission (SEC) generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve-month period. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, the Fund’s Board of Directors authorized the Fund to apply to the SEC for such exemptive relief at the same time that it adopted the Managed Distribution Plan.

          If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryforwards, the Fund’s monthly shareholder distributions may need to include a portion of return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

          Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

          Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

          We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President and Chief
Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
DNP Select Income Fund Inc.:

          We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at December 31, 2006, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 12, 2007

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2006

COMMON STOCKS—98.5%

Shares	Description	Value (Note 1)

	■ ELECTRIC AND GAS—72.0%
982,300	Ameren Corp.	$52,778,979
1,000,000	Atmos Energy Corp.	31,910,000
3,071,300	CenterPoint Energy Inc.	50,922,154
1,125,000	Consolidated Edison Inc.	54,078,750
2,030,000	Duke Energy Corp.	67,416,300
900,000	Endesa S.A. (Spain)	42,522,526
1,100,000	Energy East Corp.	27,280,000
1,464,000	Exelon Corp.	90,606,960
1,735,000	FPL Group Inc.	94,418,700
1,535,000	FirstEnergy Corp.	92,560,500
800,000	Great Plains Energy Inc.	25,440,000
188,673	National Grid PLC ADR	13,701,433
675,714	National Grid PLC (United Kingdom)	9,746,632
800,000	Nicor Inc.	37,440,000
1,000,000	Northeast Utilities Inc.	28,160,000
2,237,200	NSTAR	76,870,192
1,000,000	OGE Energy Corp.	40,000,000
1,296,733	Oneok Inc.	55,915,127
1,350,000	PG&E Corp.	63,895,500
1,200,000	PPL Corp.	43,008,000
1,500,000	Pinnacle West Capital Corp.	76,035,000
1,375,000	Progress Energy Inc.	67,485,000
1,000,000	Puget Energy, Inc.	25,360,000
393,000	RWE AG (Germany)	43,251,450
600,000	SCANA Corp.	24,372,000
1,000,000	Scottish & Southern Energy ADR	30,413,900
850,000	Scottish & Southern Energy PLC (United Kingdom)	25,851,996
1,587,301	Scottish Power PLC (United Kingdom)	23,237,266
2,000,000	Southern Co.	73,720,000
1,625,000	Teco Energy Inc.	27,998,750
1,500,000	Vectren Corp.	42,420,000
1,000,000	WGL Holdings Inc.	32,580,000
581,000	WPS Resources Corp.	31,391,430

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Shares	Description	Value (Note 1)

1,000,000	Westar Energy Inc.	$25,960,000
3,499,304	Xcel Energy Inc.	80,693,950

		1,629,442,495
	■ TELECOMMUNICATION—15.2%

2,095,230	AT&T Inc.	74,904,473
1,464,000	BCE Inc.	39,528,000
565,000	BT Group PLC ADR	33,837,850
1,377,000	Chunghwa Telecom Co. Ltd. ADR	27,168,210
2,500,000	Citizens Communications Co.	35,925,000
4,855,000	TeliaSonera AB (Sweden)	39,908,483
1,119,492	Verizon Communications Inc.	41,689,882
621,640	Vodafone Group PLC ADR	17,269,159
2,428,360	Windstream Corp.	34,531,279

		344,762,336

	■ NON-UTILITY—11.3%

82,632	AMB Property Corp.	4,843,062
76,015	Alexandria Real Estate Equities Inc.	7,631,906
40,000	Apartment Investment and Management Co.	2,240,800
192,850	Archstone Smith Trust	11,225,799
66,221	AvalonBay Communities Inc.	8,612,041
81,595	Boston Properties Inc.	9,128,849
47,978	Camden Property Trust	3,543,175
182,500	Corporate Office Properties Trust	9,210,775
89,768	DCT Industrial Trust Inc.	1,059,262
149,112	Developers Diversified Realty Corp.	9,386,600
55,223	Diamondrock Hospitality Co.	994,566
161,313	Digital Realty Trust Inc.	5,521,744
28,000	Douglas Emmett Inc.	744,520
90,800	Duke Realty Corp.	3,713,720
221,450	Equity Office Properties Trust	10,667,246
221,269	Equity Residential	11,229,402
55,104	Essex Property Trust Inc.	7,122,192
177,607	Extra Space Storage Inc.	3,243,104

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Shares	Description	Value (Note 1)

15,000	Federal Realty Investment Trust	$1,275,000
162,118	General Growth Properties Inc.	8,467,423
206,000	Health Care Property Investors Inc.	7,584,920
44,159	Hospitality Properties Trust	2,098,877
425,785	Host Hotels & Resorts Inc.	10,453,022
42,859	Kilroy Realty Corp.	3,343,002
218,085	Kimco Realty Corp.	9,802,921
63,229	LaSalle Hotel Properties	2,899,050
103,444	The Macerich Co.	8,955,147
229,630	ProLogis	13,954,615
124,335	Public Storage Inc.	12,122,662
83,035	Regency Centers Corp.	6,490,846
65,784	SL Green Realty Corp.	8,734,800
190,020	Simon Property Group Inc.	19,247,126
128,857	Sunstone Hotel Investors Inc.	3,444,348
184,367	United Dominion Realty Trust Inc.	5,861,027
173,891	Ventas Inc.	7,359,067
105,381	Vornado Realty Trust	12,803,791

		255,016,407

	Total Common Stocks (Cost—$1,628,807,938)	2,229,221,238

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

PREFERRED STOCKS—9.5%

Shares	Description	Value (Note 1)

	■ UTILITY—4.2%

700,000	Entergy Corp. 7 5/8% due 2/17/09	$41,636,000
1,200,000	Great Plains Energy Inc. 8% due 2/16/07	30,120,000
220,000	Southern California Edison 6 1/8% Perpetual	22,440,000

		94,196,000

	■ NON-UTILITY—5.3%

710,432	AMB Property Corp. 7% Series O Perpetual	18,428,606
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	464,851
650,000	Duke Realty Corp. 6.95% Series M Perpetual	16,887,000
300,000	Federal National Mortgage Association 7% Perpetual	16,068,750
400,000	New Plan Excel Realty Trust 7 5/8% Series E Perpetual	10,400,000
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	23,445,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	15,600,000
200,000	Vornado Realty Trust 7% Series E Perpetual	5,168,760
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,837,265
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	8,718,500

		121,018,732

	Total Preferred Stocks (Cost—$204,960,693)	215,214,732

BONDS—40.9%

		Ratings*

Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)

	■ ELECTRIC AND GAS—12.6%
$10,000,000	AGL Capital Corp. 7 1/8%, due 1/14/11	Baa1	BBB+	$10,554,310

22,000,000	Arizona Public Service Company 6 7/8%, due 8/01/36	Baa2	BBB–	23,286,780

19,450,000	ComEd Financing II 8 1/2%, due 1/15/27	Ba1	BB	19,844,971

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

		Ratings*

Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)

$9,304,000	Commonwealth Edison Co. 8%, due 5/15/08	Baa1	A–	$9,591,857
24,000,000	Dominion Resources Capital Trust I 7.83%, due 12/01/27	Baa3	BB+	25,017,696
20,000,000	Duke Energy Corp., Series D 7 3/8%, due 3/01/10	A3	BBB	21,201,900
5,000,000	Entergy Corp. 6.30%, due 9/01/35	Baa1	A–	4,938,090
24,340,000	Illinois Power Co. 7 1/2%, due 6/15/09	Baa2	BBB–	25,316,399
17,000,000	Keyspan Corp. 7 5/8%, due 11/15/10	A3	A	18,283,041
15,825,000	Niagara Mohawk Power Corp. 8 7/8%, due 5/15/07	Baa1	A–	16,009,472
10,000,000	Northern Border Partners LP 8 7/8%, due 6/15/10	Baa2	BBB	10,970,270
5,000,000	NSTAR 8%, due 2/15/10	A2	A	5,377,805
9,000,000	PSEG Power LLC 8 5/8%, due 4/15/31	Baa1	BBB	11,529,432
7,043,000	Progress Energy Inc. 7.10%, due 3/01/11	Baa2	BBB–	7,507,197
22,750,000	Puget Capital Trust 8.231%, due 6/01/27	Bal	BB	22,094,595
12,915,000	Sempra Energy 7.95%, due 3/01/10	Baa1	BBB+	13,865,531
13,000,000	Southern Co. Capital Trust II 8.14%, due 2/15/27	Baa1	BBB+	13,568,178
6,488,000	Southern Union Co. 7.60%, due 2/01/24	Baa3	BBB–	6,746,657
8,850,000	Southern Union Co. 8 1/4%, due 11/15/29	Baa3	BBB–	9,840,412

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

		Ratings*

Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)

$10,000,000	TE Products Pipeline Co. 7.51%, due 1/15/28	Baa3	BBB–	$10,400,260

				285,944,853

	■ TELECOMMUNICATION—16.7%

17,200,000	AT&T Wireless Services Inc. 7 1/2%, due 5/01/07	A2	A	17,305,539
11,500,000	Alltel Corp. 7 7/8%, due 7/01/32	A2	A–	12,067,732
15,098,000	BellSouth Capital Funding Corp. 7 3/4%, due 2/15/10	A2	A	16,106,577
10,000,000	BellSouth Capital Funding Corp. 7 7/8%, due 2/15/30	A2	A	11,645,270
22,000,000	British Telecom PLC 8 3/8%, due 12/15/10	Baa1	BBB+	24,572,900
15,000,000	Centurytel Inc. 8 3/8%, due 10/15/10	Baa2	BBB	16,302,570
15,000,000	Centurytel Inc. 6 7/8%, due 1/15/28	Baa2	BBB	14,538,465
5,645,000	Comcast Cable Communications Inc. 8 3/8%, due 5/01/07	Baa2	BBB+	5,697,685
13,900,000	Comcast Corp. 7.05%, due 3/15/33	Baa2	BBB+	14,909,154
13,000,000	Deutsche Telekom Int’l Finance B.V. 8%, due 6/15/10	A3	A–	14,087,437
10,000,000	France Telecom SA 7 3/4%, due 3/01/11	A3	A–	10,902,440
17,625,000	GTE Corp. 7.90%, due 2/01/27	Baa1	A	18,342,796
17,000,000	Koninklijke KPN NV 8%, due 10/01/10	Baa2	BBB+	18,357,569

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

			Ratings*

Par Value		Description	Moody’s	Standard and Poor’s	Value (Note 1)

	$15,000,000	Koninklijke KPN NV 8 3/8%, due 10/01/30	Baa2	BBB+	$17,233,935
	24,104,000	Nextel Communications Corp. 7 3/8%, due 8/01/15	Baa3	BBB+	24,740,611
	10,000,000	Sprint Capital Corp. 8 3/8%, due 3/15/12	Baa3	BBB+	11,125,630
	10,000,000	TCI Communications Inc. 8 3/4%, due 8/01/15	Baa2	BBB+	11,846,300
	32,000,000	Telecom Italia Capital 7.20%, due 7/18/36	Baa2	BBB+	33,535,712
	15,000,000	Telefonica Emisiones SAU 7.045%, due 6/20/36	Baa1	BBB+	15,983,640
	11,500,000	Telefonica Europe BV 7 3/4%, due 9/15/10	Baa1	BBB+	12,361,430
	5,000,000	Telefonica Europe BV 8 1/4%, due 9/15/30	Baa1	BBB+	5,974,030
	10,000,000	Telus Corp. 7 1/2%, due 6/01/07	Baa2	BBB+	10,075,020
	10,500,000	Verizon Global Funding Corp. 7 3/4%, due 12/01/30	A3	A	12,352,557
	20,000,000	Vodafone Group PLC 7 3/4%, due 2/15/10	A3	A–	21,328,380
	5,000,000	Vodafone Group PLC 7 7/8%, due 2/15/30	A3	A–	5,883,100

					377,276,479

		■ NON-UTILITY—11.6%

#	30,000,000	Bank of America, NA 5.36%, due 6/13/07	Aa1	AA	30,011,310
	8,000,000	Dayton Hudson Corp. 9 7/8%, due 7/01/20	A1	A+	11,231,712
	9,600,000	Duke Realty LP 6.80%, due 2/12/09	Baa1	BBB+	9,837,984

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

			Ratings*

Par Value		Description	Moody’s	Standard and Poor’s	Value (Note 1)

	$10,000,000	EOP Operating LP 7 3/4%, due 11/15/07	Baa2	BBB	$10,208,300
	100,000,000	Federal National Mortgage Association 7 1/2%, due 7/18/08	Aaa	AAA	100,095,400
#	25,000,000	Premier Asset Collateralized Entity LLC 5.33%, due 4/25/07	Aaa	AAA	25,005,600
#	22,000,000	Sedna Finance Inc. 5.33%, due 10/26/07	NR	NR	22,003,476
#	30,000,000	Sigma Finance Inc. 5.37%, due 2/26/07	Aaa	AAA	30,000,826
#	25,000,000	Stanfield Victoria Funding LLC 5.33%, due 1/25/07	Aaa	AAA	24,999,675

					263,394,283

		Total Bonds (Cost—$920,586,981)			926,615,615

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Par Value/ Shares		Description	Value (Note 1)

SHORT-TERM INSTRUMENTS—35.5%

#	$1,797,799	AIM STIC Liquid Assets Portfolio	$1,797,799

#	49,000,000	Banc of America Securities LLC Repurchase Agreement, 5.353%, dated 12/29/06, due 1/02/07, with a repurchase price of $49,029,144 and collateralized by $49,980,001 market value of corporate bonds having an average coupon rate of 6.38% and an original weighted average maturity of 03/24/11	49,000,000

#	115,000,000	BNP Paribas Securities Repurchase Agreement, 5.363%, dated 12/29/06, due 1/02/07, with a repurchase price of $115,068,527 and collateralized by $117,300,000 market value of corporate bonds having an average coupon rate of 5.51% and an original weighted average maturity of 10/30/13	115,000,000

#	50,000,000	Citigroup Global Markets Inc. Master Note 5.383%, due 1/02/07	50,000,000

#	125,000,000	Credit Suisse First Boston LLC Repurchase Agreement, 5.363%, dated 12/29/06, due 1/02/07, with a repurchase price of $125,074,486 and collateralized by $127,502,974 market value of asset-backed securities (ABS) and corporate bonds having an average coupon rate of 7.38% and an original weighted average maturity of 8/09/32	125,000,000

#	50,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement, 5.363%, dated 12/29/06, due 1/02/07, with a repurchase price of $50,029,794 and collateralized by $51,001,195 market value of corporate bonds having an average coupon rate of 5.93% and an original weighted average maturity of 8/23/28	50,000,000

#	113,000,000	Goldman Sachs & Co. Repurchase Agreement, 5.383%, dated 12/29/06, due 1/02/07, with a repurchase price of $113,067,587 and collateralized by $115,260,001 market value of ABS and collateralized mortgage obligations (CMOs) having an average coupon rate of 5.77% and an original weighted average maturity of 9/21/36	113,000,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2006

Par Value/ Shares		Description		Value (Note 1)

#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement, 5.393%, dated 12/29/06, due 1/02/07, with a repurchase price of $50,029,961 and collateralized by $51,002,133 market value of ABS and CMOs having an average coupon rate of 6.42% and an original weighted average maturity of 6/15/36		$50,000,000

#	100,000,000	Lehman Brothers Inc. Repurchase Agreement, 5.363%, dated 12/29/06, due 1/02/07, with a repurchase price of $100,059,589 and collateralized by $102,004,486 market value of CMOs and corporate bonds having an average coupon rate of 5.29% and an original weighted average maturity of 10/20/26		100,000,000

#	100,000,000	Merrill Lynch Mortgage Capital Inc. Master Note 5.438%, due 1/02/07		100,000,000

#	50,000,000	Nomura Securities International Inc. Repurchase Agreement, 5.363%, dated 12/29/06, due 1/02/07, with a repurchase price of $50,029,794 and collateralized by $51,000,001 market value of ABS and CMOs having an average coupon rate of 5.96% and an original weighted average maturity of 2/19/38		50,000,000

		Total Short-Term Instruments (Amortized Cost—$803,797,799)		803,797,799

		TOTAL INVESTMENTS—184.4% (Cost—$3,558,153,411)		4,174,849,384

		OTHER ASSETS LESS LIABILITIES—(62.3%)		(1,410,647,174)

		AUCTION PREFERRED STOCK—(22.1%)		(500,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	.	$2,264,202,210

*	Bond ratings are not covered by the report of the independent registered public accounting firm.

#	This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value (cost $3,558,153,411) including $652,000,000 of repurchase agreements and $899,741,272 of securities loaned	$4,174,849,384
Cash	23,407,883
Receivables:
Interest	17,401,224
Dividends	7,172,763
Securities lending income	132,971
Prepaid expenses	102,754

Total Assets	$4,223,066,979

LIABILITIES:
Due to Adviser (Note 2)	4,402,986
Due to Administrator (Note 2)	1,069,638
Dividends payable on common stock	14,723,938
Interest payable on remarketed preferred stock	1,751,822
Dividends payable on auction preferred stock	353,667
Payable for securities lending broker rebates	1,975,888
Accrued expenses	769,918
Payable upon return of securities on loan	933,816,912
Remarketed preferred stock (5,000 shares issued and outstanding; liquidation preference $100,000 per share) (Note 5)	500,000,000

Total Liabilities	1,458,864,769

Auction preferred stock (20,000 shares issued and outstanding; liquidation preference $25,000 per share) (Note 5)	500,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$2,264,202,210

CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and 226,522,117shares issued and outstanding) (Note 4)	$226,522
Paid-in surplus	1,818,058,146
Accumulated net realized loss on investments	(147,381,262)
Distributions in excess of net investment income	(23,398,395)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	616,697,199

Net assets applicable to common stock (equivalent to $10.00 per share based on 226,522,117 shares outstanding)	$2,264,202,210

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2006

INVESTMENT INCOME:
Interest (less withholding tax of $3,229)	$41,532,449
Dividends (less withholding tax of $2,305,411)	107,101,913
Securities lending income, net	1,687,391

Total investment income	150,321,753

EXPENSES:
Management fees (Note 2)	15,976,021
Remarketed preferred stock interest expense (Note 5)	20,270,454
Commercial paper interest expense (Note 6)	3,086,715
Administrative fees (Note 2)	3,945,204
Transfer agent fees	469,100
Custodian fees	518,500
Remarketing agent fees—remarketed preferred stock	1,267,360
Broker-dealer commissions—auction preferred stock	831,250
Shareholder reports and postage	697,000
Professional fees	291,500
Directors’ fees (Note 2)	493,000
Other expenses	724,553

Total expenses	48,570,657

Net investment income	101,751,096

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	103,781,423
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	325,173,704

Net realized and unrealized gain	428,955,127

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(16,244,083)

Total distributions	(16,244,083)

Net increase in net assets applicable to common stock resulting from operations	$514,462,140

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2006	For the year ended December 31, 2005

FROM OPERATIONS:
Net investment income	$101,751,096	$88,010,925
Net realized gain	103,781,423	87,747,926
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	325,173,704	(58,948,531)
Distributions on auction preferred stock from net investment income	(16,244,083)	—

Net increase in net assets applicable to common stock resulting from operations	514,462,140	116,810,320

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(175,734,577)	(167,196,945)
Return of capital	—	(7,616,135)

Total distributions to common stockholders	(175,734,577)	(174,813,080)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 2,686,482 shares and 2,504,518 shares, respectively	26,927,777	26,772,937
Offering cost incurred in the sale of 20,000 shares of auction preferred stock	(5,660,038)

Net increase in net assets derived from capital share transactions	21,267,739	26,772,937

Total increase (decrease)	359,995,302	(31,229,823)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	1,904,206,908	1,935,436,731

End of year (including distributions in excess of net investment income of $23,398,395 and $33,403,581, respectively)	$2,264,202,210	$1,904,206,908

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2006

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$33,510,388
Income dividends received	105,194,229
Long-term capital gains dividends received	3,198,808
Return of capital on investments	1,116,820
Securities lending income, net	1,672,142
Expenses paid (excluding interest)	(60,084,757)
Interest paid on commercial paper	(4,496,931)
Purchase of investment securities	(1,806,619,811)
Proceeds from sale/redemption of investment securities	1,586,822,033
Amortization of premiums and discounts on debt securities	8,844,590

Net cash used in operating activities		(130,842,489)
Cash flows provided by (used in) financing activities:
Proceeds from sale of 20,000 shares of auction preferred stock	494,339,963
Dividends paid	(176,679,133)
Proceeds from issuance of common stock under dividend reinvestment plan	26,927,777
Net cash used in commercial paper issuance	(197,255,382)

Net cash provided by financing activities		147,333,225

Net increase in cash and cash equivalents		16,490,736
Cash and cash equivalents—beginning of year		6,917,147

Cash and cash equivalents—end of year		$23,407,883

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities:
Net increase in net assets resulting from operations		$514,462,140
Change in investments	(219,797,779)
Net realized gain on investments	(103,781,423)
Net change in unrealized appreciation (depreciation) on investments	(325,173,704)
Amortization of premiums and discounts on debt securities	8,844,590
Return of capital on investments	1,116,820
Long-term capital gains dividends received	3,198,808
Increase in interest receivable	(8,022,061)
Increase in dividends receivable	(1,907,684)
Increase in accrued expenses	233,053
Increase in other receivable	(15,249)

Total adjustments		(645,304,629)

Net cash used in operating activities		$(130,842,489)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

          The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

	For the year ended December 31,

	2006	2005	2004	2003	2002

Net asset value:
Beginning of year	$8.51	$8.75	$7.94	$7.37	$9.18

Net investment income(1)(2)	0.47	0.41	0.54	0.75	0.79
Net realized gain (loss) and change in unrealized appreciation/(depreciation) on investments	1.89	0.14	1.06	0.62	(1.78)
Dividends on remarketed preferred stock from net investment income(1)	—	—	—	—	(0.04)
Dividends on auction preferred stock from net investment income	(0.07)	—	—	—	—

Total from investment operations applicable to common stock	2.29	0.55	1.60	1.37	(1.03)
Dividends on common stock from and in excess of net investment income	(0.78)	(0.75)	(0.79)	(0.80)	(0.78)
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.78)	(0.79)	(0.79)	(0.80)	(0.78)
Auction preferred stock offering costs	(0.02)	—	—	—	—

Net asset value:
End of year	$10.00	$8.51	$8.75	$7.94	$7.37

Per share market value:
End of year	$10.82	$10.39	$11.92	$10.96	$9.90
Ratio of expenses to average net assets applicable to common stock(1)	2.40%	2.24%	1.86%	1.89%	1.44%
Ratio of net investment income to average net assets applicable to common stock(1)(2)	5.02%	4.51%	5.63%	9.88%	9.63%
Total investment return on market value	12.50%	(6.16%)	17.35%	19.82%	(3.04%)
Portfolio turnover rate(2)	29.60%	27.99%	43.71%	242.69%	197.27%
Net assets applicable to common stock, end of year (000s omitted)	$2,264,202	$1,904,207	$1,935,437	$1,738,286	$1,592,970

(1)

Upon the adoption of FAS 150 in 2003, dividends on remarketed preferred stock are included in interest expense and are part of net investment income. Absent this change in accounting, per share net investment income and dividends on remarketed preferred stock would have been $0.56 and $0.09, respectively, for the year ended December 31, 2006; $0.47 and $0.06, respectively, in 2005; $0.57 and $0.03, respectively, in 2004; $0.78 and $0.03, respectively, in 2003.

(2)

Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from such realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during the years ended December 31, 2006, 2005 and 2004.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(1) SIGNIFICANT ACCOUNTING POLICIES:

          DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

          The following are the significant accounting policies of the Fund:

          (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

          (b) Repurchase agreements are fully collateralized by U.S. Treasury, U.S. Government Agency and other investment grade securities. All collateral is held by an independent third-party custodian bank on behalf of the Fund until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of a default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying collateral securities at market value; however realization and/or retention of the collateral may be subject to legal proceedings.

          (c) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2006, the Fund had tax capital loss carryforwards of $150,585,405 which will expire in 2011. These capital loss carryforwards will be reduced by future realized gains, whether or not distributed (see Note 4). At December 31, 2006, on a tax basis, the Fund had undistributed net investment income of $0 and based on a $3,576,595,839 tax cost of investments, gross unrealized appreciation of $610,438,317 and unrealized depreciation of $12,184,772. The difference between the book basis and tax basis of distributable earnings and cost of investments are primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

          (d) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2006

Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

          (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          (f) In July 2006, the Financial Accounting Standards Board (“FASB”) issued interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. The Fund must implement FIN 48 no later than June 29, 2007. The impact on the Fund’s financial statements, if any, is currently being assessed.

          In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal year ending December 31, 2008. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

(2) MANAGEMENT ARRANGEMENTS:

          The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, “average weekly net assets” is defined as the sum of (i) the aggregate net asset value of the Fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $25,000 per year plus $2,000 per board meeting, plus $1,500 per committee meeting attended. Committee chairmen receive an additional fee of $5,000 per year. The chairman of the board receives an additional fee of $50,000 per year. Total fees paid to directors for the year ended December 31, 2006 were $414,000.

(3) INDEMNIFICATIONS:

          Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2006

that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(4) DIVIDENDS:

          The Fund declares and pays dividends monthly. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of ordinary income distributions for federal income tax purposes. Ordinary income distributions for federal income tax purposes include distributions from realized gains, until the Fund utilizes all of its tax loss carryforwards.

          The tax character of all Fund distributions to common shareholders in 2005 and 2006 was as follows:

	Ordinary Income	Return of Capital

2005	$167,196,945	$7,616,135
2006	$175,734,577	$0

          Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization and capital loss carryforwards utilized for current year distributions. These reclassifications have no impact on the net asset value of the Fund. At December 31, 2006 the following reclassifications were recorded:

Paid-in Surplus	Accumulated net realized loss on investments	Distributions in excess of net investment income

$(97,157,829)	$(3,074,921)	$100,232,750

(5) PREFERRED STOCK:

          In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Dividend rates ranged from 3.47% to 4.47% on the RP and from 4.57% and to 5.32% on the APS during the year ended December 31, 2006.

          The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2006

not maintained. Each series of RP is also subject to mandatory redemption on a date certain, therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series A—November 28, 2012; Series B—November 18, 2015; Series C—November 7, 2018; Series D—December 22, 2021; and Series E—December 11, 2024.

          In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) COMMERCIAL PAPER:

          As of January 1, 2006 the Fund had Commercial Paper Notes (“Notes”) outstanding with a par value of $200,000,000 and had entered into a credit agreement to provide backup liquidity. The Notes were unsecured, general obligations of the Fund. During the period ended May 31, 2006, the Fund decreased the amount of its outstanding Notes to zero. Interest rates on the Notes ranged from 4.37% to 4.80% during the period from January 1, 2006 through May 31, 2006. As of June 1, 2006, the Fund no longer issues such Notes and has terminated the related backup credit facility.

(7) INVESTMENT TRANSACTIONS:

          For the year ended December 31, 2006 purchases and sales of investment securities (excluding short-term securities) were $1,099,476,447 and $846,583,938, respectively.

          The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31,2006 the Fund had loaned portfolio securities with a market value of $899,741,272 and received $933,816,912 of cash collateral. This cash was invested in securities as shown in the Schedule of Investments.

Information about Directors and Officers of the Fund—(unaudited)

          Set forth below are the names and certain biographical information about the directors and officers of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the directors of the Fund are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the Investment Company Act of 1940. The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. (“PXP”).

Independent Directors

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Stewart E. Conner c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 65	Director	Term expires 2007, Director since April 2004	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	1

Connie K. Duckworth c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 52	Director	Term expires 2008, Director since April 2002	Founder, Chairman and President, Arzu, Inc. (nonprofit corporation created to assist Afghan women through sale of homemade rugs) since August 2003; Member, Eight Wings Enterprises LLC (investor in early-stage businesses) 2002-2004; Advisory Director, Goldman Sachs & Company, December 2000- December 2001 (Managing Director, December 1996-December 2000, Partner 1990-1996, Chief Operating Officer of Firmwide Diversity Committee 1990-1995)	1

Director, Smurfit-Stone Container Corporation (packaging manufacturer), Nuveen Investments, Inc.; Trustee, Northwestern Mutual Life Insurance Company; and Russell Frank Company (diversified financial services company) Director and Chairman, Evanston Northwestern Health Care Corporation; Member, Board of Overseers, Wharton School of the University of Pennsylvania; Director, Global Heritage Fund (archaeological conservation organization)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Robert J. Genetski c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 64	Director	Term expires 2007; Director since April 2001	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books; regular contributor to the Nikkei Financial Daily	1	Director, Midwest Banc Holdings, Inc.

Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 76	Director and Chairman of the Board	Term expires 2007, Director since January 1987

Retired Chairman of the Board of PXP since May 1997, Chairman of the Board of the Fund since May 2005 (Vice Chairman April 2004- May 2005); Chairman of the Board of DTF Tax-Free Income Inc. (“DTF”) since September 1991 and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) since November 1992 (President of DTF and DUC, January 2000- February 2004); Chairman of the Board of PXP, November 1995- May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board, Duff & Phelps Investment Management Co. (the “Adviser”) 1988-1993

				63

Nancy Lampton c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 64	Director and Vice Chairman	Term expires 2009; Director since October 1994	Chairman and Chief Executive Officer, Hsrdscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non- proliferative fuel for nuclear energy needs)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 68	Director	Term expires 2009; Director since May 2003	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999- October 2001; President, April 1999- October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	1	Director, Mercantile Bankshares Corporation (bank holding company); Director, The Baltimore Life Insurance Company; Chairman Investment Committee, U.S. Naval Academy Foundation

Carl F. Pollard c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 68	Director	Term expires 2008; Director since April 2002	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc, March-August 1993, President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated; Director, LifeCare Holdings, Inc. (hospital holding company)

David J. Vitale c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 60	Director	Term expires 2009; Director since April 2000	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001- November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993- 1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3

Director, UAL Corporation (airline holding company), ISO New England Inc, (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management)

          Additional information about the Fund’s directors is contained in the Statement of Additional Information (“SAI”) constituting Part B of the Fund’s Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC’s Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

Officers of the Fund

          The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 50

President and Chief Executive Officer since February 2001; Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998

President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997- 2005); President, Chief Executive Officer and Chief Investment Officer of DTF and DUC since February 2004; Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation (1993-present)

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 56	Secretary and Senior Vice President since January 1995; Treasurer, January 1995- September 2002	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary of DUC and DTF since May 2005

Joseph C. Curry, Jr. c/o Hilliard Lyons Investment Management 500 West Jefferson St. Louisville, KY 40202 Age: 62	Treasurer since September 2002; Senior Vice President since May 2006 (Vice President, April 1988-May 2006)

Senior Vice President, J.J.B. Hilliard, W.L. Lyons, Inc. since 1994 (Vice President 1982-1994); Vice President, Hilliard Lyons Trust Company; President, Hilliard-Lyons Government Fund, Inc.; Vice President and Assistant Treasurer, Senbanc Fund

Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 52	Chief Compliance Officer since February 2004

Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer of the Adviser 2002-2004), Chief Compliance Officer of DTF and DUC since 2003. Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002, Vice President and Compliance Officer, Stein Roe & Farnham Incorporated 1996-2000

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael Schatt Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 59	Senior Vice President since April 1998 (Vice President, January 1997-April 1998)	Senior Vice President of the Advisor since 1997; Managing Director of PXP 1994-1996

Dianna P. Wengler c/o Hilliard Lyons Investment Management 500 West Jefferson St. Louisville, KY 40202 Age: 46	Vice President since May 2006 (Assistant Vice President, April 2004-May 2006); Assistant Secretary since April 1998	Vice President, J.J.B. Hilliard, W.L. Lyons, Inc. since 1990; Vice President, Hilliard-Lyons Government Fund, Inc.

Information about Proxy Voting by the Fund—(unaudited)

          A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

          Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(unaudited)

          The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available on the Fund’s website at http://www.dnpselectincome.com.

CEO and CFO Certifications—(unaudited)

          In 2006, the Fund’s chief executive officer (“CEO”) provided to the New York Stock Exchange the annual CEO certification regarding the Fund’s compliance with the New York Stock Exchange’s corporate governance listing standards. In addition, the Fund’s CEO and the Fund’s chief financial officer (“CFO”) filed with the SEC all required certifications regarding the quality of the Fund’s public disclosures in its reports filed with the SEC in 2006.

Questions and Answers regarding the Managed Distribution Plan—(unaudited)

          Question 1: What is a Managed Distribution Plan?

          Answer: A Managed Distribution Plan is one in which common shareholders receive a consistent, but not guaranteed, periodic cash payment, regardless of when or whether income is earned or capital gains are realized. Such a policy recognizes that many investors are willing to accept the higher price volatility of equity investments, but desire a stable level of cash distributions available to them each month for reinvestment or other purposes. The Plan adopted by your Fund’s Board of Directors provides for a continuation of monthly distributions of 6.5 cents per share, which amounts to 78 cents annually, subject to the Board’s right to suspend, modify, or terminate the Plan without notice at any time.

          Question 2: Why is the Fund implementing a Managed Distribution Plan at this time?

          Answer: For the past several years, less current income has been earned on the Fund’s traditional investment holdings because interest rates have been at historically low levels, utility common stock dividend yields have been well below their long-term average, and income earned on the Fund’s leverage, while still beneficial, has dropped. Consequently, there has been a smaller amount of current income available to distribute to shareholders. Initially, in order to sustain the monthly distribution level, the Fund used strategies designed to capture dividend income. However, beginning in 2004, Fund management curtailed the use of dividend capture strategies and made increased use of realized capital gains. Because these capital gains were fully offset by the Fund’s tax loss carryforwards, they have been characterized as ordinary income, rather than as capital gains, under the Internal Revenue Code. Once the Fund utilizes all of its tax loss carryforwards, the timing of which is impossible to predict, and in the absence of an increase in the yields earned on Fund investments, the Fund’s monthly distributions to shareholders may include short- and long-term capital gains and/or a portion of non-taxable return of capital in order to maintain the distribution rate.

          The Investment Company Act of 1940 (the “1940 Act”) generally prohibits investment companies from distributing long-term capital gains (as defined by the Internal Revenue Code) more often than once every twelve months. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the Securities and Exchange Commission (“SEC”), permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, the Fund’s Board of Directors, at the same time that it adopted a Managed Distribution Plan, also authorized the Fund to apply to the SEC for such exemptive relief.

          Question 3: What approvals does the Fund need from the SEC in order to implement the Managed Distribution Plan?

          Answer: Investment company distributions are governed by Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act. Under Section 19(b), investment companies are limited to one distribution per year of long-term capital gains (as defined in the Internal Revenue Code), subject to certain exceptions contained in Rule 19b-1. Because the Fund currently offsets its long-term capital gains with tax loss carryforwards, distributions made pursuant to the Managed Distribution Plan do not consist of long-term capital gains (as defined in the Internal Revenue Code). For this reason, exemptive relief from the SEC is not needed in the near term. However, if and when the Fund exhausts its tax loss carryforwards, it will likely need to utilize net realized long-term capital gains to maintain a steady distribution, and will therefore require exemptive relief from Section 19(b)

and Rule 19b-1 in order to distribute long-term capital gains more than once in a 12-month period. Having a Board-approved Managed Distribution Plan in place is generally a prerequisite for the SEC to consider exemptive relief from Section 19(b) of the 1940 Act.

          Question 4: How does the SEC handle requests for exemptive relief from Section 19(b) of the 1940 Act?

          Answer: Historically, investment companies that wished to implement a managed distribution plan allowing for multiple capital gain distributions in a 12-month period have sought exemptive relief from Section 19(b) and Rule 19b-1. In October 2006, the SEC staff announced a new set of conditions to be included in applications for exemptive orders. The SEC staff has stated that the new conditions are intended to ensure that funds will provide fund investors and others with enhanced disclosure about the sources of distributions made under a Managed Distribution Plan and about the fund’s total return relative to the distribution rate under the Plan. Your Fund plans to file an application with the SEC, in accordance with the conditions set forth by the SEC staff, so that the Fund will be able to maintain the Managed Distribution Plan even after the Fund’s capital loss carryforwards are exhausted. The SEC staff’s conditions (which were further amended in December 2006) are detailed in the answer to Question 5 below.

          Question 5: What information does the SEC require the Board to consider as part of the application process for exemptive relief from Section 19(b) of the 1940 Act?

          Answer: First, the Board is required to consider: (1) the details of the proposed Managed Distribution Plan (including the amount of the periodic, level distribution), the purpose of the Plan, and the right of the Board to amend or terminate the Plan at any time without prior notice to Fund shareholders; (2) how adoption and implementation of the Plan are consistent with the Fund’s investment objectives and policies and are in the best interests of the Fund and its shareholders; (3) any potential or actual conflict of interest that the Adviser or any affiliated persons of the Fund or Adviser may have relating to the adoption or implementation of the Plan; (4) any foreseeable material effect of the Plan on the Fund’s long-term total return in relation to market price and net asset value (“NAV”); and (5) whether the rate of distribution under the Plan will exceed the Fund’s total expected return in relation to NAV.

          Second, from a compliance standpoint, the Board is required to consider the policies and procedures that the Fund’s Administrator and Adviser propose to adopt relating to the Plan. Specifically, the compliance procedures relating to the Plan must: (1) be designed to provide reasonable assurance that all notices required to be sent to Fund shareholders pursuant to Section 19 of the 1940 Act include all the required disclosures; (2) require that the Fund keep records that demonstrate its compliance with all of the conditions of Section 19 of the 1940 Act; (3) provide for the Fund’s Chief Compliance Officer to review the adequacy of the policies and procedures proposed by the Fund’s Administrator and Adviser, determine whether the Fund and the Fund’s Adviser have complied with the conditions set out by the SEC in the exemptive order, and report the results of the review to the Board of Directors at least once every three months or at the next regularly scheduled quarterly board meeting; (4) address the course of action for widespread public disclosure of information regarding the Fund’s periodic distributions via press releases, SEC filings, website postings, and inclusion in Fund information, communications, and reports to shareholders, beneficial owners, and potential shareholders; (5) address monitoring the trading in the Fund’s common stock so that the Board of Directors may readdress the appropriateness of the Plan and its benefits to Fund shareholders if the Fund’s common stock has traded at greater than a 10% premium to NAV and/or the Fund’s annualized distribution rate, expressed as a percentage of NAV, is greater than the Fund’s average annual total return in relation to the change in NAV over a prescribed period of time.

          Question 6: What are the primary advantages of a Managed Distribution Plan?

          Answer: A managed distribution plan allows a fund to provide to its common shareholders a regular, periodic distribution that is not dependent on the timing or amount of income earned or capital gains realized by the fund. This type of distribution plan recognizes that many investors are willing to accept the higher price volatility of equity investments but also like to receive a consistent level of cash distributions each month for reinvestment or other purposes. It also reduces share price volatility associated with a potentially large one-time distribution. Further, Lipper Analytical Services (“Lipper”) data indicate that managed distribution policies tend to have a positive effect on supporting a closed-end fund’s market price in relation to its NAV. Even though your Fund historically has traded at a premium, there can be no assurance that the premium will persist over the long term.

          To the extent that the Fund distributes long-term capital gains, either annually or, if the Fund is granted exemptive relief from Section 19(b) of the 1940 Act, the tax effects will be favorable under current tax law, as the applicable tax rate will be the lower capital gains tax rate instead of the rate applied to ordinary income.

          Question 7: What are the primary disadvantages of a Managed Distribution Plan?

          Answer: One disadvantage of the Managed Distribution Plan is a negative tax impact on shareholders when the Fund’s distribution includes capital loss carryforwards offset by realized capital gains. (See Question 11 below.) Distributions of offset capital gains are characterized under the Internal Revenue Code as ordinary income to shareholders, and are taxed as such, rather than at the more favorable rate on long-term capital gains. In addition, the Managed Distribution Plan may affect the Fund’s portfolio management strategy, which is discussed in Question 8 below. If the Fund’s total return is less than the annual distribution, the Managed Distribution Plan could shrink the assets of the Fund over time and thus increase the Fund’s expense ratio (i.e., the Fund’s fixed expenses will be spread over a smaller pool of assets). Another potential disadvantage of the Managed Distribution Plan is that it is subject to modification, suspension or termination at any time, without notice, by the Board. This is discussed in more detail in Question 9 below. Finally, a managed distribution that contains a return of capital will require shareholders to adjust their cost basis by the amount of each return of capital so that when they sell their shares, their cost basis will be lower. This will add to the recordkeeping requirements of shareholders.

          Advantages and disadvantages notwithstanding, the Fund has no control over the capital gains it may be forced to realize because of unexpected tender offers or mergers of the issuers of its underlying stockholdings. In addition, the components of dividends received from real estate investment trusts (REITs) – ordinary income, capital gains, and return of capital – cannot be determined by the Fund at the time of distribution. Indeed, the REITs themselves do not know the exact percentage breakdown of those components until after the end of the calendar year, at which time REIT security holders (including the Fund) are notified. The tax characteristics of the REIT dividend portion of the Fund’s total distribution for a year are then made available to Fund shareholders, but are not within the control of the Fund.

          Question 8: Will the Managed Distribution Plan impact the way in which the Fund is managed?

          Answer: Adoption of the Plan is not expected to materially change the portfolio management strategy of the Fund. The Fund’s primary investment objectives continue to be current income and growth in income; capital appreciation remains a secondary objective. The Fund seeks to achieve these objectives by investing in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, the Fund’s investment policies require the Fund to invest at least 65% of its assets in companies engaged in the production, transmission, or distribution of electric energy, gas, or telephone services. The Adviser does not expect to change the makeup of the portfolio because of the adoption of a managed distribution policy; rather, the Fund will maintain its traditional focus on the securities of high-quality, income-generating utility companies. The Adviser may manage the portfolio slightly differently than in the absence of the Managed Distribution Plan, but not in such a way that is likely to negatively impact shareholders. For instance, the Adviser may realize a loss in a security by selling it in order to offset realized capital gains; absent the Managed Distribution Plan, the Advisers might not have caused the Fund to realize the loss. This would result in slightly higher portfolio turnover with a small cost of trading. However, the Adviser will not retain positions that it believes should be sold based on fundamental analysis of the underlying company.

          Question 9: Under what circumstances can the Managed Distribution Plan be terminated or suspended?

          Answer: The Managed Distribution Plan can be modified, suspended, or terminated at any time by the Board, without any notice to or approval by shareholders. Because the Managed Distribution Plan has been implemented prior to receiving exemptive relief from Section 19(b) and Rule 19b-1 of the 1940 Act, its continuation without violating Section 19(b) and Rule 19b-1 will be dependent on a number of factors over which the Fund has no control. For this reason, the Fund has the flexibility to modify, suspend, or terminate the Managed Distribution Plan immediately if the Board deems such action to be in the best interests of the Fund and its shareholders. For instance, the Board may modify, suspend, or terminate the Managed Distribution Plan if the Plan has the effect of shrinking the Fund’s assets to a level that is determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

          Question 10: Are the managed distribution payments considered “yield”?

          Answer: Not necessarily. You should not draw any conclusions about the Fund’s investment performance based on the magnitude of the distribution. Yield is a measure of net investment income, relative to the share price, that is distributed to the Fund’s shareholders. A distribution of capital gains, for example, is not considered net investment income. Neither is a return of capital. Therefore, managed distributions consisting of capital gains and/or return of capital do not result in a higher yield or a high yield fund.

          Question 11: Will the Managed Distribution Plan result in any additional administrative consequences or have tax effects for shareholders?

          Answer: There would be an added recordkeeping obligation for shareholders if at some point the distributions contain a return of capital component. Return of capital is not taxable to shareholders in the year it is paid. Rather, shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Such an adjustment may cause a shareholder’s gain to be greater, or loss to be smaller, depending on the sales proceeds received. For example, assume a shareholder bought shares in the Fund for $10.00 per share and then received dividends from the Fund that included $1.00 per share of return of capital. At that point, the cost basis should be adjusted down to $9.00 per share. If the shareholder subsequently sells the shares for $10.50 each, the gain is $1.50 per share, taxed at the long-term capital gains tax rate. Essentially, a return of capital defers shareholders’ tax liability until the shares are sold. Shareholders who hold their shares in non-taxable accounts such as IRAs will not need to make any adjustments in the cost basis.

          Other tax effects of the Plan are minimal. As described in the answers to Questions 2, 3, and 7 above, if the Fund has net realized long-term capital gains and a tax loss carryforward position, as has been the case over the past few years, distributions of those gains are treated as ordinary income to shareholders and taxed at the ordinary income tax rate under the Internal Revenue Code. However, a long-term capital gains distribution, regardless of whether it is disbursed monthly or once annually, will be taxed at the long-term capital gain tax rate under the Internal Revenue Code.

          The foregoing is not intended to be a complete discussion of the tax consequences of the Managed Distribution Plan and shareholders are urged to seek their own professional tax advice regarding this matter. The Fund will send you a Form 1099-DIV following the end of each calendar year that will tell you how to report Fund distributions for federal income tax purposes.

          Question 12: Why do shareholders receive a 19(a) Notice?

          Section 19(a) of the 1940 Act provides that if a registered investment company’s distributions are composed of a source other than net income earned on the underlying holdings, the distribution must be accompanied by a written statement (a “19(a) Notice”) that adequately discloses the sources of the distribution. Net realized short-and long-term capital gains and return of capital are examples of other sources from which the Fund’s distribution may be paid. Therefore, in accordance with the 1940 Act, the Fund provides a 19(a) Notice to shareholders, detailing the proportion of the distribution represented by net investment income, net realized short-and/or long-term capital gains, and return of capital, as pertinent to the period covered by the distribution.

          Because the 19(a) Notice would alert shareholders if at some point distributions contain a return of capital, it would also alert shareholders that they might have a record keeping obligation (as discussed in Question 11). It is important for shareholders to understand that the calculations in the 19(a) Notice are based on Generally Accepted Accounting Principles (GAAP); on the other hand, the tax characteristics of distributions detailed on the 1099-DIV form that shareholders receive after the end of a calendar year are based on the Internal Revenue Code, which may or may not be equivalent to the GAAP treatment. Shareholders are urged to seek their own professional tax advice regarding this distinction.

          The 19(a) Notice also assists you in understanding the Fund’s yield and return characteristics. You should not draw any conclusions about the Fund’s investment performance simply based on the magnitude of the distribution. Yield is a measure of net investment income, relative to the share price, that is distributed to the Fund’s shareholders. A distribution of capital gains, for example, is not considered net investment income. Neither is a return of capital. Therefore, managed distributions consisting of capital gains and/or return of capital do not result in a higher yield or a high yield fund.

          Question 13: Will additional information be available to shareholders?

          Yes. Current information about the Managed Distribution Plan will be included in the Fund’s quarterly reports to shareholders and will be posted on the Fund’s website, http://www.dnpselectincome.com. Through these channels, shareholders will be kept informed of any decision by the SEC regarding the Fund’s request for an exemptive order and any actions taken by the Board of Directors to modify, suspend or terminate the Plan.

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Board of Directors	DNP Select
Income Fund Inc.
FRANCIS E. JEFFRIES
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairman	55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
STEWART E. CONNER	(312) 368-5510

CONNIE K. DUCKWORTH	Shareholder inquiries please contact:

ROBERT J. GENETSKI	Transfer Agent,
Dividend Disbursing
CHRISTIAN H. POINDEXTER	Agent and Custodian

CARL F. POLLARD	The Bank of New York
Shareholder Relations
DAVID J. VITALE	Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
Officers	55 East Monroe Street
Chicago, Illinois 60603
NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and	Administrator
Chief Investment Officer
J.J.B. Hilliard W.L. Lyons, Inc.
T. BROOKS BEITTEL, CFA	500 West Jefferson Street
Senior Vice President and Secretary	Louisville, Kentucky 40202
(888) 878-7845
JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer	Legal Counsel
Mayer Brown, Rowe & Maw LLP
JOYCE B. RIEGEL	71 South Wacker Drive
Chief Compliance Officer	Chicago, Illinois 60606

MICHAEL SCHATT	Independent Registered Public Accounting Firm
Senior Vice President
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2.	CODE OF ETHICS.

     As of the end of the period covered by this report, the registrant has adopted a Code of Business Conduct and Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant’s principal financial officer also performs the functions of principal accounting officer.

     The text of the registrant’s Code of Business Conduct and Ethics is posted on the registrant’s web site at http://www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Business Conduct and Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

     The registrant’s board of directors has determined that two members of its audit committee, Christian H. Poindexter and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Connie K. Duckworth, Robert J. Genetski, Christian H. Poindexter and Carl F. Pollard.

ITEM 6.	SCHEDULE OF INVESTMENTS
Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES
Adopted May 13, 2003

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

	A.	“Adviser” refers to Duff & Phelps Investment Management Co. (“DPIM”).

	B.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

	C.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

	D.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

	E.	“Fund” refers to DNP Select Income Fund Inc.

	F.	“portfolio holding” refers to any company or entity whose securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

	G.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

	H.	“social issues” refers to social, political and environmental issues.

	I.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

	A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

	B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

	C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

	D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

	E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

	F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

	G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

	A.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

	B.	The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

	C.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

	A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

	B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

	C.	The Adviser shall promptly notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

	A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

	B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

	C.	The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

	D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted.

	E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

	F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s Portfolio Managers

     A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 2, 2007, are as follows:

     Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004, and lead portfolio manager of Phoenix Global Utilities Fund (“PGU”), an open-end utilities oriented fund, since October 2004. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).

     T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Senior Vice President of the Adviser since 1993 (Vice President 1987-1993) and Secretary of DTF and DUC since May 2005. He is also a member of the portfolio management teams of DUC and PGU. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

     Michael Schatt has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Fund since April 1998 (Vice President from January 1997 to April 1998). Mr. Schatt has been a Senior Vice President of the Adviser since January 1997 and was a Managing Director of Phoenix Investment Partners from 1994 to 1996. Mr. Schatt concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the senior portfolio manager for all REIT products managed by the Adviser. These products include the Phoenix Real Estate Securities Fund, the Phoenix Real Estate Securities Series sub-account of the Phoenix Edge Series annuity products, Duff & Phelps Real Estate Securities Trust and various separate accounts. Before joining the Duff & Phelps organization in 1994, Mr. Schatt spent four years as a director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC, advising foreign pension funds on the acquisition and disposition of U.S. real estate assets and assisting clients in evaluating public real estate investments as an alternative to private real estate investments. Prior to joining Coopers & Lybrand, he had 10 years’ experience in real estate finance.

     Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. She is also a member of the portfolio management team of PGU. Ms. Jansen concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

     Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also a member of the portfolio management team of PGU. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

     Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

     Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also a member of the portfolio management team of PGU. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

     The following table provides information as of December 31, 2006 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners,

Ltd. (“PXP”), the Adviser’s parent company. As of December 31, 2006, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

Nathan I. Partain	1	$32.3	0	—	0	—
T. Brooks Beittel	2	$546.3	0	—	0	—
Michael Schatt	2	$1,651.1	1	$54.8	10	$365.3
Deborah A. Jansen	1	$32.3	0	—	0	—
Connie M. Luecke	1	$32.3	0	—	0	—
Daniel J. Petrisko	1	$514.1	0	—	9	$1,532.6
Randle L. Smith	1	$32.3	0	—	0	—

_________________________

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

     The following is a description of the compensation structure, as of December 31, 2006, of the Fund’s portfolio managers. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

     Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. The management of PXP uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects an investment performance component. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the Standard & Poor’s Utilities Index and the Lehman Brothers Utility Bond Index reflecting the stock and bond ratio of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components: 70% of the incentive bonus is based on formulaic calculation of investment performance measures, including the Fund’s earnings per share and total return over a one-year period. The total return is compared to a composite of the Lehman Utility Bond Index and the S&P Utility Market Price Index. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product. The remaining 30% of the incentive bonus is based on the profitability of The Phoenix Companies, Inc. (“PNX”), the ultimate parent of PXP and the Adviser.

     Prior to 2006, the incentive bonus compensation has been paid 100% in cash. However, PNX has determined that 15% of the incentive bonus compensation for 2006 (payable in 2007) will be paid in PNX restricted stock units which will vest over a three-year period.

     The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.

     Finally, the Fund’s portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans. Portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the discretion of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan.

Equity Ownership of Portfolio Managers

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2006, by each of the portfolio managers identified above.

Dollar Range of
Name of Portfolio Manager	Equity Securities in the Fund
T. Brooks Beittel	$1-$10,000
Deborah A. Jansen	None
Connie M. Luecke	$1-$10,000
Nathan I. Partain	$100,001-$500,000
Daniel J. Petrisko	None
Michael Schatt	$10,001-$50,000
Randle L. Smith	$50,001-$100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 1, 2005) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

    (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	March 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	March 2, 2007

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)

Date	March 2, 2007

* Print the name and title of each signing officer under his or her signature.